UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
December 13, 2006

HarborView Mortgage Loan Trust, 2006-13
(Issuing Entity)

Greenwich Capital Acceptance, Inc.
(Exact Name of Depositor as Specified in its Charter)

Greenwich Capital Financial Products, Inc..
(Exact Name of Sponsor as Specified in its Charter)

Greenwich Capital Acceptance, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-130961	06-1199884
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road, Greenwich, CT	06830
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 625-2700

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Registrant registered offerings of its HarborView Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2006-13 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-130961) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $397,112,100 aggregate principal amount of Class A, Class X, Class A-R, Class B-1, Class B-2 and Class B-3 Certificates of its HarborView Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2006-13 on December 13, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated August 10, 2006, as supplemented by the Prospectus Supplement dated December 11, 2006 (the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other material agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, dated as of November 1, 2006, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Clayton Fixed Income Services Inc., as Credit Risk Manager, and Deutsche Bank National Trust Company, as Trustee and Custodian. The “Certificates” consist of the following classes: Class A, Class X, Class A-R, Class B-1, Class B-2 and Class B-3, Class B-4, Class B-5, Class B-6 and Class P Certificates. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of certain adjustable rate, first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $402,954,789 as of November 1, 2006. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

4.1
Pooling and Servicing Agreement dated as of November 1, 2006 among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Clayton Fixed Income Services Inc., as Credit Risk Manager, and Deutsche Bank National Trust Company, as Trustee and Custodian.

99.1	Mortgage Loan Purchase Agreement dated as of November 1, 2006 between Greenwich Capital Acceptance, Inc., as Purchaser, and Greenwich Capital Financial Products, Inc., as Seller.

99.2
Reconstituted Servicing Agreement dated as of November 1, 2006 by and among Downey Savings and Loan Association, F.A., as Servicer, Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., and acknowledged by Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator and Deutsche Bank National Trust Company, as Trustee reconstituting the Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of September 1, 2004, as amended by that certain Amendment Number One dated as of October 28, 2004 and that certain Amendment Number Two dated as of September 23, 2005, between Greenwich Capital Financial Products, Inc. and Downey Savings and Loan Association, F.A.

99.3
Reconstituted Servicing Agreement dated as of November 1, 2006 by and among Downey Savings and Loan Association, F.A., as Servicer, Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., and acknowledged by Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator and Deutsche Bank National Trust Company, as Trustee reconstituting the Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of December 31, 2005, as amended by Amendment Number One, dated as of September 8, 2006, between Greenwich Capital Financial Products, Inc. and Downey Savings and Loan Association, F.A.

99.4
The Yield Maintenance Agreement, dated December 13, 2006, between Bear Stearns Financial Products Inc. and Wells Fargo Bank, N.A. not individually, but solely as Yield Maintenance Administrator for HarborView Mortgage Loan Trust 2006-13

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.

By:	/s/ Shakti Radhakishun
Name: Shakti Radhakishun Title: Senior Vice President

Dated: December 29, 2006

EXHIBIT INDEX

Exhibit No.	Description

4.1
Pooling and Servicing Agreement dated as of November 1, 2006 among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Clayton Fixed Income Services Inc., as Credit Risk Manager, and Deutsche Bank National Trust Company, as Trustee and Custodian.

99.1	Mortgage Loan Purchase Agreement dated as of November 1, 2006 between Greenwich Capital Acceptance, Inc., as Purchaser, and Greenwich Capital Financial Products, Inc., as Seller.

99.2
Reconstituted Servicing Agreement dated as of November 1, 2006 by and among Downey Savings and Loan Association, F.A., as Servicer, Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., and acknowledged by Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator and Deutsche Bank National Trust Company, as Trustee reconstituting the Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of September 1, 2004, as amended by that certain Amendment Number One dated as of October 28, 2004 and that certain Amendment Number Two dated as of September 23, 2005, between Greenwich Capital Financial Products, Inc. and Downey Savings and Loan Association, F.A.

99.3
Reconstituted Servicing Agreement dated as of November 1, 2006 by and among Downey Savings and Loan Association, F.A., as Servicer, Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., and acknowledged by Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator and Deutsche Bank National Trust Company, as Trustee reconstituting the Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of December 31, 2005, as amended by Amendment Number One, dated as of September 8, 2006, between Greenwich Capital Financial Products, Inc. and Downey Savings and Loan Association, F.A.

99.4
The Yield Maintenance Agreement, dated December 13, 2006, between Bear Stearns Financial Products Inc. and Wells Fargo Bank, N.A. not individually, but solely as Yield Maintenance Administrator for HarborView Mortgage Loan Trust 2006-13